UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

CATALYST PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40419	98-1583476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road, Fourth Floor Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)
(617) 234-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	CPARU	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the Units	CPAR	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the Units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CPARW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K filed May 21, 2021 (the "Current Report"), Catalyst Partners Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 30,000,000 units (the “Units”), consisting of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. The Company granted the underwriter in the IPO, a 45-day option to purchase up to 4,500,000 additional Units solely to cover over-allotments (the “Option”), if any.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated a private placement (the “IPO Private Placement”) with CAT Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 18,666,667 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $20.00 per share, subject to adjustment, at a price of $0.60 per warrant.

Subsequently, on June 2, 2021, the underwriters partially exercised the Option, and the closing of the issuance and sale of an additional 4,360,391 Units (the “Over-Allotment Units”) occurred on June 3, 2021. The underwriters forfeited the balance of the Option. The issuance by the Company of the Over-Allotment Units at a price of $10.00 per unit resulted in total gross proceeds of $43,603,910. On June 3, 2021, simultaneously with the issuance and sale of the Over-Allotment Units, the Company consummated the sale of an additional 1,453,464 Private Warrants (the “Over-Allotment Private Placement” and, together with the IPO Private Placement, the “Private Placements”), generating gross proceeds of $872,078.20. The Private Warrants issued in the Over-Allotment Private Placement were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

The net proceeds from the IPO (including the Over-Allotment Units) together with certain of the proceeds from the Private Placements, $343,603,910 in the aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of May 20, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the IPO Private Placement has been issued by the Company and previously filed as Exhibit 99.1 to the Current Report. A pro-forma balance sheet as of June 3, 2021 reflecting the exercise of the Option and Over-Allotment Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Pro Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2021

CATALYST PARTNERS ACQUISITION CORP.

By:	/s/ Evan Sotiriou
Name:	Evan Sotiriou
Title:	Chief Operating Officer